Exhibit 10.24.3
BHC Interim Funding III, L.P.
444 Madison Avenue, 25th Floor
New York, New York 10022
July 31, 2009
DRI CORPORATION
13760 Noel Road, Suite 830
Dallas, Texas 75240
Gentlemen:
     Reference is made to that certain letter agreement, dated as of July 21, 2009 (as amended, modified or supplemented from time to time, the “July Letter Agreement”) by and among DIGITAL RECORDERS, INC., a North Carolina corporation (“Digital”), TWINVISION OF NORTH AMERICA, INC., a North Carolina corporation (“Twin Vision” and, together with Digital, the “Borrowers”), DRI CORPORATION, a North Carolina corporation (“Guarantor” and, together with the Borrowers, the “Loan Parties”) and BHC INTERIM FUNDING III, L.P., a Delaware limited partnership (“Lender”).
     The fourth paragraph of the July Letter Agreement is hereby amended by deleting “July 31, 2009” and inserting “August 7, 2009” in lieu thereof.
     This letter agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together, shall constitute one and the same instrument.
     This letter agreement shall become effective when Lender shall have received executed counterparts of this letter agreement which, when taken together, bear the signatures of Lender and the Loan Parties.
     If the foregoing accurately sets forth the Loan Parties’ understanding of the agreement between Lender and the Loan Parties with respect to the subject matter contained herein, and is acceptable to the Loan Parties, the Loan Parties should sign below to so indicate. This letter agreement shall be governed by and construed in accordance with the internal substantive laws of the State of New York.
[Signatures on following page]

Very truly yours,
BHC INTERIM FUNDING III, L.P.,

By:	BHC Interim Funding Management III, L.P.,
its General Partner
By:	BHC Investors III, L.L.C.,
its Managing Member
By:	GHH Holdings III, L.L.C.

By:	/s/ Gerald H. Houghton
	Name:	Gerald H. Houghton
	Title:	Managing Member

Read and Agreed to:

DIGITAL RECORDERS, INC.

By: Name:	/s/ David L. Turney David L. Turney
Title:	CEO, President

TWINVISION OF NORTH AMERICA, INC.

By: Name:	/s/ David L. Turney David L. Turney
Title:	CEO, President

DRI CORPORATION

By: Name:	/s/ David L. Turney David L. Turney
Title:	CEO, President
Signature Page to July Letter Agreement (Extension)